Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We do not schedule the grant of any equity awards in anticipation of the disclosure of material, non-public information and we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards. We have not adopted a formal policy that dictates the timing of equity award grants. We may choose to grant equity awards outside of the annual broad-based awards (e.g., as part of a new hire package or as a retention or promotional incentive). During 2024, no stock option grants were made to any of our named executive officers.

Award Timing Method	we do not schedule the disclosure of material, non-public information based on the timing of granting equity awards.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false